Exhibit 10.12

SECOND AMENDMENT TO GE GLOBAL EMPLOYEE SERVICES AGREEMENT
This Second Amendment to the GE Global Employee Services Agreement (this “Amendment”) is made and entered into on July 31, 2019 and shall be effective on the Trigger Date (as defined below), by and between General Electric Company, a New York corporation (“GE”) in its name and on its behalf and on behalf of its Affiliates, subsidiaries, partnerships and branches, and Baker Hughes, A GE company, LLC, a Delaware limited liability company (“Baker Hughes”) in its name and on its behalf and on behalf of its Affiliates, subsidiaries, partnerships, and branches, and amends the GE Global Employee Services Agreement, effective as of July 3, 2017, by and between GE and Baker Hughes and amended on May 24, 2018 (the “GE Global Employee Services Agreement”). Capitalized terms used but not defined in this Amendment shall have the respective meanings ascribed to them in the GE Global Employee Services Agreement.
WHEREAS, the parties desire to amend the GE Global Employee Services Agreement, as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.
“Trigger Date” shall have the meaning ascribed to it in the Stockholders Agreement, dated as of July 3, 2017 (as it may be amended, supplemented or modified from time to time), between GE and Baker Hughes.

2.	Schedule 1.1 of the GE Global Employee Services Agreement is hereby replaced in its entirety with Schedule A attached to this Amendment.

3.
The provisions of Article II of the GE Global Employee Services Agreement are incorporated herein by reference, mutatis mutandis, to be applied and construed consistent with the application of such provisions in the GE Global Employee Services Agreement. This Amendment shall constitute a written instrument executed by each of the parties in accordance with Section 3.9 of the GE Global Employee Services Agreement.

4.	Except as specifically amended by this Amendment, all other terms and conditions of the GE Global Employee Services Agreement shall continue in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

GENERAL ELECTRIC COMPANY By:/s/ John Godsman Name: John Godsman Title: Vice President

BAKER HUGHES, A GE COMPANY, LLC By:/s/ Lee Whitley Name: Lee Whitley Title: Corporate Secretary